Rational Equity Armor Fund

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

Rational Tactical Return Fund

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

Rational Dynamic Brands Fund

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

Rational Strategic Allocation Fund

Class A Shares: RHSAX	Class C Shares: RHSCX	Institutional Shares: RHSIX

Rational/ReSolve Adaptive Asset Allocation Fund

Class A Shares: RDMAX	Class C Shares: RDMCX	Institutional Shares: RDMIX

Rational/Pier 88 Convertible Securities Fund

Class A Shares: PBXAX	Class C Shares: PBXCX	Institutional Shares: PBXIX

Rational Special Situations Income Fund

Class A Shares: RFXAX	Class C Shares: RFXCX	Institutional Shares: RFXIX

Rational Real Assets Fund

Class A Shares: IGOAX	Class C Shares: IGOCX	Institutional Shares: IGOIX

January 24, 2024

The information in this Supplement amends certain information contained in the currently effective Prospectus for each Fund dated on or before the date of this Supplement and should be read in conjunction with such Prospectus.

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The following information replaces the Merrill Lynch disclosure under the section of the Funds’ Prospectus entitled “APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS”:

MERRILL LYNCH

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers on Class A Shares available at Merrill Lynch

•	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•	Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
•	Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•	Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Class A Shares Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
•	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
•	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Funds each dated May 1, 2023, as supplemented, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

Please retain this Supplement for future reference.